UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Amendment No. 1

Filed by Registrant  :

Filed by a Party other than the Registrant  9

Check the appropriate box:

9	Preliminary Proxy Statement

9	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

:	Definitive Proxy Statement

9	Definitive Additional Materials

9	Soliciting Material Pursuant to '240.14a-12

SECURITY NATIONAL FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

:	No fee required.

9	Fee computed on table below per Securities Exchange Act Rules 15a-6(i)(4) and 0-11.

9	Fee paid previously with preliminary materials.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)
Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

9
Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

SECURITY NATIONAL FINANCIAL CORPORATION

5300 South 360 West, Suite 250
Salt Lake City, Utah 84123

June 5, 2009

Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Security National Financial Corporation (the "Company") to be held on Friday, July 10, 2009, at 10:00 a.m., Mountain Daylight Time, at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.  Also enclosed is a copy of the Company=s Annual Report for the year ended December 31, 2008.

The matters to be addressed at the meeting will include (1) the election of seven directors; (2) the approval of the amendment to the 2003 Stock Option Plan to authorize an additional 500,000 shares of Class A common stock and an additional 1,000,000 shares of Class C common stock to be made available for issuance under the plan; (3) the ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2009; and (4) the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.  I will also report on the Company's business activities and answer any stockholder questions.

The Board of Directors recommends that you vote FOR election of the director nominees, FOR approval of the amendment to the 2003 Stock Option Plan to authorize additional shares for issuance thereunder; and FOR ratification of appointment of the independent registered public accountants; and FOR the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.  Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Your vote is very important.  We hope you will take a few minutes to review the Proxy Statement and complete, sign, date and return your Proxy Card in the envelope provided, even if you plan to attend the meeting.  Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

Thank you for your support of Security National Financial Corporation.  We look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ George R. Quist

George R. Quist
Chairman of the Board and
Chief Executive Officer

SECURITY NATIONAL FINANCIAL CORPORATION

5300 South 360 West, Suite 250
Salt Lake City, Utah 84123

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 10, 2009

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Security National Financial Corporation (the "Company"), a Utah corporation, will be held on Friday, July 10, 2009, at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah, at 10:00 a.m., Mountain Daylight Time, to consider and act upon the following:

1.
To elect a Board of Directors consisting of seven directors (two directors to be elected exclusively by the Class A common stockholders voting separately as a class and the remaining five directors to be elected by the Class A and Class C common stockholders voting together) to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

2.
To amend the Company's Stock Option Plan to authorize an additional 500,000 shares of Class A common stock and an additional 1,000,000 shares of Class C common stock to be made available for issuance thereunder;

3.	To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2009; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on May 22, 2009, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  A list of such stockholders will be available for examination by a stockholder for any purpose relevant to the meeting during ordinary business hours at the offices of the Company at 5300 South 360 West, Suite 250, Salt Lake City, Utah during the 20 days prior to the meeting.

If you do not expect to attend the meeting in person, it is important that your shares be represented.  Please use the enclosed proxy card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States.  You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person.  If your shares are held in "street name," you should instruct your broker how to vote in accordance with your voting instruction form.

By order of the Board of Directors,

/s/ Jeffrey R. Stephens

Jeffrey R. Stephens
General Counsel and Secretary

June 5, 2009
Salt Lake City, Utah

SECURITY NATIONAL FINANCIAL CORPORATION
5300 South 360 West, Suite 250
Salt Lake City, Utah 84123

PROXY STATEMENT

For Annual Meeting of Stockholders
To Be Held on July 10, 2009

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security National Financial Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, July 10, 2009 at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah, at 10:00 a.m., Mountain Daylight Time, or at any adjournment or postponements thereof (the "Annual Meeting").  The shares covered by the enclosed Proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the Annual Meeting, and in favor of the election of the nominees to the Board of Directors (two nominees to be elected by the Class A common stockholders voting separately as a class and five nominees to be elected by the Class A and Class C common stockholders voting together) as listed unless such Proxy specifies otherwise, or the authority to vote in the election of directors is withheld.

A Proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123, Attention: Jeffrey R. Stephens, by submitting in writing a Proxy bearing a later date, or by attending the Annual Meeting and voting in person.  Stockholders may vote their shares in person if they attend the Annual Meeting, even if they have executed and returned a Proxy.  This Proxy Statement and accompanying Proxy Card are being mailed to stockholders on or about June 5, 2009.

If a stockholder wishes to assign a proxy to someone other than the Directors' Proxy Committee, all three names appearing on the Proxy Card must be crossed out and the name(s) of another person or persons (not more than three) inserted.  The signed card must be presented at the meeting by the person(s) representing the stockholder.

The cost of this solicitation will be borne by the Company.  The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation.

The matters to be brought before the Annual Meeting are (1) to elect directors to serve for the ensuing year;  (2) to approve the amendment to the 2003 Stock Option Plan to authorize an additional 500,000 shares of Class A common stock and an additional 1,000,000 shares of Class C common stock to be made available for issuance thereunder; (3) to ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2009; and (4) to transact such other business as may properly come before the Annual Meeting.

RECORD DATE AND VOTING INFORMATION

Only holders of record of common stock at the close of business on May 22, 2009, will be entitled to vote at the Annual Meeting.  As of May 22, 2009, there were issued and outstanding 6,826,922 shares of Class A common stock, $2.00 par value per share and 8,803,257 shares of Class C common stock, $.20 par value per share, resulting in a total of 15,630,179 shares of both Class A and Class C common stock.  A majority of the outstanding shares (or 7,815,090 shares) of common stock will constitute a quorum for the transaction of business at the meeting.  A list of our stockholders will be available for review at the Company=s executive offices during regular business hours for a period of 20 days before the Annual Meeting.

The holders of each class of common stock of the Company are entitled to one vote per share.  Cumulative voting is not permitted in the election of directors.

After carefully reading and considering the information contained in this Proxy Statement, each holder of the Company's common stock should complete, date and sign the Proxy Card and mail the Proxy Card in the enclosed return envelope as soon as possible so that those shares of the Company's common stock can be voted at the Annual Meeting, even if the holders plan to attend the Annual Meeting in person.

Proxies received at any time before the Annual Meeting, and not revoked or superseded before being voted, will be voted at the Annual Meeting.  If a Proxy indicates a specification, it will be in accordance with the specification.  If no specification is indicated, the Proxy will be voted for approval of the election of the directors recommended by the Board of Directors; for approval of the amendment to the 2003 Stock Option Plan to authorize an additional 500,000 shares of Class A common stock and an additional 1,000,000 shares of Class C common stock to be made available for issuance thereunder; for the ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2009; and, in the discretion of the persons named in the Proxy,  to transact such other business that may properly come before the meeting or any adjournments of the meeting.  You may also vote in person by ballot at the Annual Meeting.

The Company's Articles of Incorporation provide that the Class A common stockholders and Class C common stockholders have different voting rights in the election of directors.  The Class A common stockholders voting separately as a class will be entitled to vote for two of the seven directors to be elected (the nominees to be voted upon by the Class A common stockholders separately consist of Messrs. J. Lynn Beckstead, Jr. and H. Craig Moody).

The remaining five directors will be elected by the Class A and Class C common stockholders voting together (the nominees to be so voted upon consist of Messrs. Charles L. Crittenden, Robert G. Hunter, M.D., George R. Quist, Scott M. Quist, and Norman G. Wilbur).  For the other business to be conducted at the Annual Meeting, the Class A and Class C common stockholders will vote together, one vote per share.  The Class A common stockholders will receive a different form of Proxy than the Class C common stockholders.

Your vote is important.  Please complete and return the Proxy Card so your shares can be represented at the Annual Meeting, even if you plan to attend in person.

ELECTION OF DIRECTORS

PROPOSAL 1
The Nominees

The Company's Board of Directors consists of seven directors.  All directors are elected annually to serve until the next annual meeting of the stockholders and until their respective successors are duly elected and qualified, or until their earlier resignation or removal.  The nominees for the upcoming election of directors include four independent directors, as defined in the applicable rules for companies traded on the Nasdaq Stock Market, and three members of the Company's senior management.  All of the nominees for director have served as directors since the 2008 Annual Meeting.

The nominees to be elected by the holders of Class A common stock are as follows:

Name	Age	Director Since	Position(s) with the Company
J. Lynn Beckstead, Jr.	55	2002	Vice President of Mortgage Operations and Director
H. Craig Moody	57	1995	Director

The nominees for election by the holders of Class A and Class C common stock, voting together, are as follows:

Name	Age	Director Since	Position(s) with the Company
Charles L. Crittenden	89	1979	Director
Robert G. Hunter, M.D.	49	1998	Director
George R. Quist	88	1979	Chairman of the Board and Chief Executive Officer
Scott M. Quist	56	1986	President, Chief Operating Officer and Director
Norman G. Wilbur	70	1998	Director

The following is a description of the business experience of each of the nominees and directors.

George R. Quist has been Chairman of the Board and Chief Executive Officer of the Company since 1979.  Mr. Quist served as President of the Company from 1979 until 2002.   From 1960 to 1964, Mr. Quist was Executive Vice President and Treasurer of Pacific Guardian Life Insurance Company.  From 1946 to 1960, he was an agent, District Manager and Associate General Agent for various insurance companies. Mr. Quist also served from 1981 to 1982 as the President of The National Association of Life Companies, a trade association of 642 life insurance companies, and from 1982 to 1983 as its Chairman of the Board.

Scott M. Quist has been President of the Company since 2002, its Chief Operating Officer since 2001, and a director since 1986.  Mr. Quist served as First Vice President of the Company from 1986 to 2002.  From 1980 to 1982, Mr. Quist was a tax specialist with Peat, Marwick, Mitchell, & Co., in Dallas, Texas.  From 1986 to 1991, he was Treasurer and a director of The National Association of Life Companies, a trade association of 642 insurance companies until its merger with the American Council of Life Companies.  Mr. Quist has been a member of the Board of Governors of the Forum 500 Section (representing small insurance companies) of the American Council of Life Insurance.  He has also served as a regional director of Key Bank of Utah since November 1993.  Mr. Quist is currently a director and a past president of the National Alliance of Life Companies, a trade association of over 200 life companies.

J. Lynn Beckstead Jr. has been Vice President of Mortgage Operations and a director of the Company since 2002.  In addition, Mr. Beckstead is President of SecurityNational Mortgage Company, a wholly owned subsidiary of the Company, having served in this position since 1993.  From 1990 to 1993, Mr. Beckstead was Vice President and a director of Republic Mortgage Corporation.  From 1983 to 1990, Mr. Beckstead was Vice President and a director of Richards Woodbury Mortgage Corporation.  From 1980 to 1983, he was a principal broker for Boardwalk Properties.  From 1978 to 1980, Mr. Beckstead was a residential loan officer for Medallion Mortgage Company.  From 1977 to 1978, he was a residential construction loan manager of Citizens Bank.

Charles L. Crittenden has been a director of the Company since 1979.  Mr. Crittenden has been sole stockholder of Crittenden Paint & Glass Company since 1958.  He is also an owner of Crittenden Enterprises, a real estate development company, and Chairman of the Board of Linco, Inc.

Robert G. Hunter, M.D. has been a director of the Company since 1998.  Dr. Hunter is currently a practicing physician in private practice.  Dr. Hunter created the statewide E.N.T. Organization (Rocky  Mountain E.N.T., Inc.).  Dr. Hunter is Department Head of Otolaryngology, Head and Neck Surgery at Intermountain Medical Center and a past President of the medical staff of the Intermountain Medical Center.  He is also a delegate to the Utah Medical Association and has served as a delegate representing the State of Utah to the American Medical Association.  Dr. Hunter is a member of several medical advisory boards.

H. Craig Moody has been a director of the Company since 1995.  Mr. Moody is owner of Moody & Associates, a political consulting and real estate company.  He is a former Speaker and House Majority Leader of the House of Representatives of the State of Utah.

Norman G. Wilbur has been a director of the Company since 1998.  Mr. Wilbur worked for J.C. Penny's regional offices in budget and analysis.  His final position was Manager of Planning and Reporting for J.C. Penny's stores.  After 36 years with J.C. Penny's, Mr. Wilbur opted for early retirement in 1997.  Mr. Wilbur is a past board member of Habitat for Humanity in Plano, Texas.

The Board of Directors recommends that stockholders vote "FOR" the election of each of the director nominees.

The Board of Directors, Board Committees and Meetings

The Company's Bylaws provide that the Board of Directors shall consist of not less than three nor more than eleven members.  The term of office of each director is for a period of one year or until the election and qualification of his successor.  A director is not required to be a resident of the State of Utah but must be a stockholder of the Company.  The Board of Directors held a total of five meetings during the fiscal year ended December 31, 2008.  No directors attended fewer than 75% of all meetings of the Board of Directors during the 2008 fiscal year.

The size of the Board of Directors of the Company for the coming year is seven members.  A majority of the Board of Directors must qualify as "independent" as that term is defined in Rule 4200 of the listing standards of the Nasdaq Stock Market.  The Board of Directors has affirmatively determined that four of the seven members of the Board of Directors, Messrs. Charles L. Crittenden, Robert G. Hunter, M.D., H. Craig Moody and Norman G. Wilbur, are independent under the listing standards of the Nasdaq Stock Market.

Unless authority is withheld by your Proxy, it is intended that the common stock represented by your Proxy will be voted for the respective nominees listed above.  If any nominee should not serve for any reason, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee.   The Board of Directors has no reason to expect that any nominee will be unable to serve.  There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director.  There is no family relationship between or among any of the nominees, except that Scott M. Quist is the son of George R. Quist.

There are four committees of the Board of Directors, which meet periodically during the year: the Audit Committee, the Compensation Committee, the Executive Committee, and the Nominating and Corporate Governance Committee.

The Audit Committee directs the auditing activities of the Company's internal auditors and outside public accounting firm and approves the services of the outside public accounting firm.  The Audit Committee consists of Messrs. Charles L. Crittenden, H. Craig Moody and Norman G. Wilbur (Chairman of the committee).  During 2008, the Audit Committee met on three occasions.

The Compensation Committee is responsible for recommending to the Board of Directors for approval the annual compensation of each executive officer of the Company and the executive officers of the Company's subsidiaries, developing policy in the areas of compensation and fringe benefits, contributions under the Employee Stock Ownership Plan, contributions under the 401(k) Retirement Savings Plans, Deferred Compensation Plan, granting of options under the stock option plans, and creating other employee compensation plans.  The Compensation Committee consists of Messrs. Charles L. Crittenden (Chairman of the committee), Robert G. Hunter, M.D., H. Craig Moody and Norman G. Wilbur.  During 2008, the Compensation Committee met on one occasion.

The Executive Committee reviews Company policy, major investment activities and other pertinent transactions of the Company.   The Executive Committee consists of Messrs. George R. Quist, Scott M. Quist, and H. Craig Moody.  During 2008, the Executive Committee met on one occasion.

The Nominating and Corporate Governance Committee identifies individuals qualified to become board members consistent with criteria approved by the board, recommends to the board the persons to be nominated by the board for election as directors at a meeting of stockholders, and develops and recommends to the board a set of corporate governance principles.  The Nominating and Corporate Governance Committee consists of Messrs. Charles L. Crittenden, Robert G. Hunter, M.D., H. Craig Moody (Chairman of the committee), and Norman G. Wilbur.  The Nominating and Corporate Governance Committee is composed solely of independent directors, as defined in the listing standards of the Nasdaq Stock Market.  During 2008, the Nominating and Corporate Governance Committee met on one occasion.

Director Nominating Process

The process for identifying and evaluating nominees for directors include the following steps: (1) the Nominating and Corporate Governance Committee, Chairman of the Board or other board members identify a need to fill vacancies or add newly created directorships; (2) the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from board members and senior management and, if necessary, obtains advice from legal or other advisors (but does not hire an outside search firm); (3) director candidates, including any candidates properly proposed by stockholders in accordance with the Company's Bylaws, are identified and presented to the Nominating and Corporate Governance Committee; (4) initial interviews with candidates are conducted by the Chairman of the Nominating and Corporate Governance Committee; (5) the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and (6) the Nominating and Corporate Governance Committee makes recommendations to the board for inclusion in the slate of directors at the annual meeting.  The evaluation process will be the same whether the nominee is recommended by a stockholder or by a member of the Board of Directors.

The Nominating and Corporate Governance Committee will consider nominees proposed by stockholders.  To recommend a perspective nominee for the Nominating and Corporate Governance Committee's consideration, stockholders may submit the candidate's name and qualifications to: Jeffrey R. Stephens, General Counsel and Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.  Recommendations from stockholders for nominees must be received by Mr. Stephens not later than the date set forth under "Deadline for Receipt of Stockholder's Proposals for Annual Meeting to be Held in July 2010" below.

The Nominating and Corporate Governance Committee operates pursuant to a written charter.  The full text of the charter is published on the Company's website at www.securitynational.com.  Stockholders may also obtain a copy of the charter without charge by writing to:  Jeffrey R. Stephens, General Counsel and Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.

Meetings of Non-Management Directors

The Company's independent directors meet regularly in executive session without management.  The Board of Directors has designated a lead director to preside at executive sessions of independent directors.  Mr. H. Craig Moody is currently the lead director.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to Jeffrey R. Stephens, General Counsel and Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication."  All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors.  The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Executive Officers

The following table sets forth certain information with respect to the executive officers of the Company (the business biographies for George R. Quist, Scott M. Quist and J. Lynn Beckstead, Jr. are set forth above):

Name	Age	Title
George R. Quist[1]	88	Chairman of the Board and Chief Executive Officer
Scott M. Quist[1]	56	President, Chief Operating Officer and Director
Stephen M. Sill	63	Vice President, Treasurer and Chief Financial Officer
J. Lynn Beckstead, Jr.	55	Vice President of Mortgage Operations and Director
Christie Q. Overbaugh[1]	60	Senior Vice President of Internal Operations

________________
1 George R. Quist is the father of Scott M. Quist and Christie Q. Overbaugh

Stephen M. Sill has been Vice President, Treasurer and Chief Financial Officer of the Company since 2002.   From 1997 to 2002, Mr. Sill was Vice President and Controller of the Company.  From 1994 to 1997, Mr. Sill was Vice President and Controller of Security National Life Insurance Company.  From 1989 to 1993, he was Controller of Flying J. Inc.  From 1978 to 1989, Mr. Sill was Senior Vice  President and Controller of Surety Life Insurance Company.  From 1975 to 1978, he was Vice President and Controller of Sambo's Restaurant, Inc.  From 1974 to 1975, Mr. Sill was Director of Reporting for Northwest Pipeline Corporation.  From 1970 to 1974, he  was an auditor with Arthur Andersen & Co.  Mr. Sill is a past president and a former director of the Insurance Accounting and Systems Association, a national association of over 1,300 insurance companies and associate members.

Christie Q. Overbaugh has been Senior Vice President of Internal Operations of the Company since June 2006, and a Vice President of the Company from 1998 to June 2006.  Ms. Overbaugh has also served as Vice President of Underwriting for Security National Life Insurance Company since 1998.  From 1986 to 1991, she was Chief Underwriter for Investors Equity Life Insurance Company of Hawaii and Security National Life Insurance Company.  From 1990 to 1991, Ms. Overbaugh was President of the Utah Home Office Underwriters Association.  Ms. Overbaugh is currently a member of the Utah Home Office Underwriters Association and an Associate Member of LOMA (Life Office Management Association).

On September 26, 2008, the Board of Directors accepted the resignation of G. Robert Quist as the Company's First Vice President and Secretary.  Mr. Quist resigned from these positions to pursue other opportunities.

The Board of Directors of the Company has a written procedure that requires disclosure to the board of any material interest or any affiliation on the part of any of its officers, directors or employees that is in conflict or may be in conflict with the Company's interests.

Corporate Governance

Corporate Governance Guidelines.  The Board of Directors has adopted the Security National Financial Corporation Corporate Governance Guidelines.  These guidelines outline the functions of the board, director qualifications and responsibilities, and various processes and procedures designed to insure effective and responsive governance.  The guidelines are reviewed from time to time in response to regulatory requirements and best practices and are revised accordingly.  The full text of the guidelines is published on the Company's website at www.securitynational.com.  A copy of the Corporate Governance Guidelines may also be obtained at no charge by written request to the attention of Jeffrey R. Stephens, General Counsel and Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.

Code of Business Conduct.   All of the Company's officers, employees and directors are required to comply with the Company's  Code of Business Conduct and Ethics to help insure that the Company's business is conducted in accordance with appropriate standards of ethical behavior.  The Company's Code of Business Conduct and Ethics covers all areas of  professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosures, intellectual property and confidential information, as well as requiring adherence to all laws and regulations applicable to the Company's business.  Employees are required to report any violations or suspected violations of the Code.  The Code includes an anti-retaliation statement.  The full text of the Code of Business Conduct and Ethics is published on the Company's website at www.securitynational.com.  A copy of the Code of Business Conduct and Ethics may also be obtained at no charge by written request to the attention of Jeffrey R. Stephens, General Counsel and Secretary, Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for fiscal years 2008, 2007 and 2006 for (i) the Company's Chief Executive Officer, (ii) the Company's Chief Financial Officer, and (iii) the Company's three other executive officers, who, based on their total compensation, were the most highly compensated in 2008.  The Company refers to them in this Proxy Statement collectively as the "Named Executive Officers."

Name and Principal Position	Year	Salary$	Bonus($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compen- sation($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings($)(3)	All Other Compen- sation($)(4)	Total($)
George R. Quist(1) Chairman of the Board and Chief Executive Officer	2008 2007 2006	$236,013 219,513 203,013	$50,755 -0- 40,000	-- -- --	-- -- --	-- -- --	$ -- 24,200 21,967	$10,959 10,760 10,683	$297,727 254,473 275,663
Scott M. Quist(1) President and Chief Operating Officer	2008 2007 2006	$332,400 303,900 275,400	$91,350 -0- 75,000	-- -- --	-- -- --	-- -- --	$ -- 25,300 24,150	$32,791 33,172 26,879	$456,541 362,372 401,429
Stephen M. Sill Vice President, Treasurer and Chief Financial Officer	2008 2007 2006	$131,969 125,292 120,292	$11,113 6,000 3,000	-- -- --	-- -- --	-- -- --	$ -- 14,179 13,922	$17,074 15,878 15,386	$160,156 161,349 152,600
J. Lynn Beckstead, Jr. Vice President of Mortgage Operations	2008 2007 2006	$217,583 207,500 246,292	$119,741 46,888 6,000	-- -- --	-- -- --	-- -- --	$ -- 21,166 21,945	$21,528 21,140 15,295	$358,852 296,694 289,532
G. Robert Quist(1)(2) First Vice President and Secretary	2008 2007 2006	$102,457 122,433 126,221	$15,000 10,203 10,000	-- -- --	-- -- --	-- -- --	$ -- 13,529 12,209	$19,239 20,281 18,218	$136,696 166,446 166,648
Christie Q. Overbaugh(1) Vice President of Internal Operations	2008 2007	$111,655 103,392	$14,850 7,000	-- --	-- --	-- --	$ -- 10,758	$12,697 8,292	$139,202 129,442
______________________
(1)	George R. Quist is the father of Scott M. Quist, G. Robert Quist and Christie Q. Overbaugh.
(2)	On September 26, 2008, G. Robert Quist resigned as First Vice President and Secretary to pursue other opportunities.
(3)
The amounts indicated under "Change in Pension Value and Non-qualified Deferred Compensation Earnings"  consist of amounts contributed by the Company into a trust for the benefit of the Named Executive Officers under the Company's Deferred Compensation Plan.

(4)	The amounts indicated under "All Other Compensation" consist of the following amounts paid by the Company for the benefit of the Named Executive Officers:
(a)
payments related to the operation of automobiles for George R. Quist ($2,400 for each of the years 2008, 2007 and 2006); Scott M. Quist ($7,200 for each of the years 2008, 2007 and 2006); Stephen M. Sill ($5,700 for 2008, $4,275 for 2007, and $3,600 for 2006); G. Robert Quist ($5,700 for 2008 and 2007, and $4,525 for 2006); and Christie Q. Oberbaugh ($4,800 for 2008 and $400 for 2007).  However, such payments do not include the furnishing of an automobile by the Company to George R. Quist, Scott M. Quist, J. Lynn Beckstead Jr., and G. Robert Quist, nor the payment of insurance and property taxes with respect to the automobiles operated by the Named Executive Officers;

(b)
group life insurance premiums paid by the Company to a group life insurance plan for George R. Quist ($154, $9 and $9, for 2008, 2007 and 2006, respectively); Scott M. Quist, Stephen M. Sill, and J. Lynn Beckstead, Jr. ($218, $250 and $241 each for 2008, 2007 and 2006, respectively); G. Robert Quist ($184, $250 and $241 for 2008, 2007 and 2006, respectively); and Christie Q. Overbaugh ($210 and $240 for 2008 and 2007, respectively);

(c)
life insurance premiums paid by the Company for the benefit of George R. Quist ($4,644 for each of the years 2008, 2007 and 2006); Scott M. Quist ($14,056 for 2008, $14,340 for 2007, and $8,584 for 2006);  Stephen M. Sill ($2,976 for 2008 and 2007, and $3,643 for 2006); J. Lynn Beckstead, Jr. ($4,200 for each of the years 2008, 2007 and 2006);  G. Robert Quist, ($2,949 for 2008 and 2007 and $2,598 for 2006); and Christie Q. Overbaugh ($3,945 for 2008 and 2007).

(d)
medical insurance premiums paid by the Company to a medical insurance plan for George R. Quist ($3,491 for 2008, $3,419 for 2007, and $3,342 for 2006); Scott M. Quist and J. Lynn Beckstead, Jr. ($11,047 each for 2008, $11,094 each for 2007, and $10,566 each for 2006); Stephen M. Sill ($7,910 for 2008, $8,089 for 2007, and $7,614 for 2006); G. Robert Quist ($10,136 for 2008, $11,094 for 2007, and $10,566 for 2006); and Christie Q. Overbaugh ($3,491 for 2008 and $3,419 for 2007).

(e)
long term disability insurance premiums paid by the Company to a provider of long term disability insurance for George R. Quist, Scott M. Quist, Stephen M. Sill, J. Lynn Beckstead, Jr., and G. Robert Quist ($270 each for 2008 and $288 each for years 2007 and 2006); and Christie Q. Overbaugh ($251 for 2008 and $288 for 2007), and

(f)	membership dues paid by the Company to Alpine Country Club for the benefit of J. Lynn Beckstead, Jr. ($5,793 for 2008, $5,308 for 2007, and $5,117 for 2006).

SUPPLEMENTAL ALL OTHER COMPENSATION TABLE

The following table sets forth all other compensation provided to the Named Executive Officers for fiscal years 2008, 2007 and 2006.
Name	Year	Perks and Other Personal Benefits	Tax Reimburse- ments	Discounted Securities Purchases	Payments/ Accruals on Termin- ation Plans	Registrant Contribu- tions to Defined Contribu- tion Plans	Insurance Premiums	Dividends or Earnings on Stock or Option Awards	Other
George R. Quist	2008 2007 2006	$2,400 2,400 2,400	-- -- --	-- -- --	-- -- --	-- -- --	$8,559 8,360 8,283	-- -- --	-- -- --
Scott M. Quist Stephen M. Sill J. Lynn Beckstead, Jr. G. Robert Quist Christie Q. Overbaugh	2008 2007 2006 2008 2007 2006 2008 2007 2006 2008 2007 2006 2008 2007	$7,200 7,200 7,200 $5,700 4,275 3,600 $5,793 5,308 5,117 $5,700 5,700 4,525 $4,800 400	-- -- -- -- -- -- -- -- -- -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- -- -- -- --	$25,591 25,972 19,679 $11,374 11,603 11,786 $15,735 15,832 15,295 $13,539 14,581 13,693 $ 7,897 7,892	-- -- -- -- -- -- -- -- -- -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- -- -- -- --

GRANTS OF PLAN-BASED AWARDS

For Fiscal Year Ended December 31, 2008

The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2008.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum ($)
George R. Quist	3/31/08 12/5/08	-- --	-- --	-- --	-- --	-- --	-- --	-- --	50,000 100,000	$ 4.24 1.65	$2.15 1.10
Scott M. Quist	3/31/08 12/5/08	-- --	-- --	-- --	-- --	-- --	-- --	-- --	50,000(1) 100,000(1)	$4.24 1.65	$2.15 1.10
Stephen M. Sill	3/31/08 12/5/08	-- --	-- --	-- --	-- --	-- --	-- --	-- --	7,500 7,500	$3.85 1.50	$2.15 1.10
J.Lynn Beckstead, Jr	3/31/08 12/5/08	-- --	-- --	-- --	-- --	-- --	-- --	-- --	8,000 20,000	$3.85 1.50	$2.15 1.10
G. Robert Quist	3/31/08	--	--	--	--	--	--	--	20,000	$3.85	$2.15
Christie Q. Overbaugh	3/31/08 12/5/08	-- --	-- --	-- --	-- --	-- --	-- --	-- --	10,000 10,000	$3.85 1.50	$2.15 1.10

________________
(1)
This reflects the equivalent of Class A common shares.  On March 31, 2008, Scott M. Quist was granted stock options to purchase 500,000 shares of Class C common stock at an exercise price of $.424 per share, which is equivalent to options to purchase 50,000 shares of Class A common stock at an exercise price of $4.24 per share.  On December 5, 2008, Mr. Quist was granted stock options to purchase 610,770 shares of Class C common stock at an exercise price of $.165 per share, which is equivalent to options to purchase 61,077 shares of Class A common stock at an exercise price of $1.65 per share, and to purchase 38,923 shares of Class A common stock at an exercise price of $1.65 per share.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2008

        The following table sets forth information concerning outstanding equity awards held by Named Executive Officers at December 31, 2008.

Option Awards	Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexer- cisable (1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
George R. Quist Scott M. Quist(1) Stephen M. Sill J. Lynn Beckstead, Jr. G. Robert Quist Christie Q. Overbaugh	60,775 (3) 60,775 (4) 81,034 (5) 37,500 (6) -- 89,340 (2) 81,034 (5) 37,500 (6)(8) -- 5,625 (6) -- 19,144 (2) 6,077 (4) 40,517 (5) 6,000 (6) -- 44,670 (2) 15,000 (6) 9,116 (4) 23,152 (5) 7,500 (6) --	-- -- -- 12,500 (6) 100,000 (7) -- -- 12,500 (6)(8) 100,000 (7)(8) 1,875 (6) 7,500 (7) -- -- -- 2,000 (6) 20,000 (7) -- 5,000 (6) -- -- 2,500 (6) 10,000 (7)	$3.26 $2.92 $3.33 $4.24 $1.65 $4.62 $3.03 $4.24 $1.65 $3.85 $1.50 $4.62 $2.66 $3.03 $3.85 $1.50 $4.62 $3.85 $2.66 $3.03 $3.85 $1.50	7/16/09 12/10/09 3/25/10 3/31/13 12/05/13 3/21/13 3/25/15 3/31/13 12/05/13 3/13/18 12/05/18 3/21/13 12/10/14 3/25/15 3/31/18 12/05/18 3/21/13 3/31/18 12/10/14 3/25/15 3/31/18 12/05/18	-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
__________________
(1)
Except for options granted to George R. Quist and options granted to Scott M. Quist after May 31, 2007, which have a five year terms, such grants have ten year terms.  The vesting of any unvested shares is subject to the recipient's continuous employment.  This reflects the equivalent of Class A common shares.

(2)	Stock options vest at the rate of 25% of the total number of shares subject to the options on June 30, 2003 and 25% of the total number of shares on the last day of each three month period thereafter.
(3)
Stock options vest at the rate of 25% of the total number of shares subject to the options on October 31, 2004 and 25% of the total number of shares on the last day of each three month period thereafter.

(4)
Stock options vest at the rate of 25% of the total number of shares subject to the options on March 31, 2005 and 25% of the total number of shares on the last day of each three month period thereafter.

(5)	Stock options vest at the rate of 25% of the total number of shares subject to the options on June 30, 2005 and 25% of the total number of shares on the last day of each three month period thereafter.
(6)	Stock options vest at the rate of 25% of the total number of shares subject to the options on June 30, 2008 and 25% of the total number of shares on the last day of each three month period thereafter.
(7)
Stock options vest at the rate of 25% of the total number of shares subject to the options on March 31, 2009 and 25% of the total number of shares on the last day of each three month period thereafter.

(8)
On March 31, 2008, Scott M. Quist was granted stock options to purchase 500,000 shares of Class C common stock at an exercise price of $.424 per share, which is equivalent to options to purchase 50,000 shares of Class A common stock at an exercise price of $4.24 per share.  On December 5, 2008, Mr. Quist was granted stock options to purchase 610,770 shares of Class C common stock at an exercise price of $.165 per share, which is equivalent to options to purchase 61,077 shares of Class A common stock at an exercise price of $1.65 per share, and to purchase 38,923 shares of Class A common stock at an exercise price of $1.65 per share.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth all stock options exercised and value received upon exercise, and all stock awards vested and value realized upon vesting, by the Named Executive Officers during the year ended December 31, 2008.

Option Awards	Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
George R. Quist Scott M. Quist Stephen M. Sill J. Lynn Beckstead, Jr. G. Robert Quist Christie Q. Overbaugh	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --

PENSION BENEFITS FOR FISCAL 2008

The following table sets forth the present value as of December 31, 2008 of the benefit of the Named Executive Officers under a defined benefit pension plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
George R. Quist Scott M. Quist Stephen M. Sill J. Lynn Beckstead, Jr. G. Robert Quist Christie Q. Overbaugh	None None None None None None	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --

Retirement Plans

On December 8, 1988, the Company entered into a deferred compensation plan with George R. Quist, the Chairman and Chief Executive Officer of the Company.  The plan was later amended on three occasions with the third amendment effective February 1, 2001.  Under the terms of the plan as amended, upon the retirement of Mr. Quist, the Company is required to pay him ten annual installments in the amount of $60,000.  Retirement is defined in the plan as the age of 70, or a later retirement age, as specified by the Board of Directors.  The $60,000 annual payments are to be adjusted for inflation in accordance with the United States Consumer Price Index for each year after January 1, 2002.  If Mr. Quist's employment is terminated by reason of disability or death before he reaches retirement age, the Company is to make the ten annual payments to Mr. Quist, in the event of disability, or to his designated beneficiary, in the event of death.

The plan also provides that the Board of Directors may, in its discretion, pay the amounts due under the plan in a single, lump-sum payment.  In the event that Mr. Quist dies before the ten annual payments are made, the unpaid balance will continue to be paid to his designated beneficiary.  The plan further requires the Company to furnish an automobile for Mr. Quist's use and to pay all reasonable expenses incurred in connection with its use for a ten year period, and to provide Mr. Quist with a hospitalization policy with similar benefits to those provided to him the day before his retirement or disability.  However, in the event Mr. Quist's employment with the Company is terminated for any reason other than retirement, death, or disability, the entire amount of deferred compensation payments under the plan shall be forfeited by him.  The Company accrued $49,000 and $38,000 in fiscal 2008 and 2007, respectively, to cover the present value of anticipated retirement benefits under the employment agreement, which was $505,600 as of December 31, 2008.

Employment Agreements

On July 16, 2004, the Company entered into an employment agreement with Scott M. Quist, its President and Chief Operating Officer.  The agreement is effective as of December 4, 2003 and has a five-year term, but the Company has agreed to renew the agreement on December 4, 2008 and December 4, 2013 for additional five-year terms, provided Mr. Quist performs his duties with usual and customary care and diligence.  Under the terms of the agreement, Mr. Quist is to devote his full time to the Company serving as its President and Chief Operating Officer at not less than his current salary and benefits.  The Company also agrees to maintain a group term life insurance policy of not less than $1,000,000 on Mr. Quist's life and a whole life insurance policy in the amount of $500,000 on Mr. Quist's life.  In the event of disability, Mr. Quist's salary would be continued for up to five years at 75% of its current level.

In the event of a sale or merger of the Company and Mr. Quist is not retained in his current position, the Company would be obligated to continue paying Mr. Quist's current compensation and benefits for seven years following the merger or sale.  The agreement further provides that Mr. Quist is entitled to receive annual retirement benefits beginning (i) one month from the date of his retirement (to commence no sooner than age 65), (ii) five years following complete disability, or (iii) upon termination of his employment without cause.  These retirement benefits are to be paid for a period of ten years in annual installments in the amount equal to 75% of his then current rate of compensation.  However, in the event that Mr. Quist dies prior to receiving all retirement benefits thereunder, the remaining benefits are to be paid to his heirs.  The Company accrued $116,400 and $101,200 in fiscal 2008 and 2007, respectively, to cover the present value of anticipated retirement benefits under the employment agreement, which was $703,900 as of December 31, 2008.

On December 4, 2003, the Company, through its subsidiary SecurityNational Mortgage Company, entered into an employment agreement with J. Lynn Beckstead, Jr., Vice President of Mortgage Operations and President of SecurityNational Mortgage Company.   The agreement has a five-year term, but the Company has agreed to renew the agreement on December 4, 2008 and December 4, 2013 for additional five-year terms, provided Mr. Beckstead performs his duties with usual and customary care and diligence.  Under the terms of the agreement, Mr. Beckstead is to devote his full time to the Company serving as President of SecurityNational Mortgage Company at not less than his current salary and benefits, and to include $350,000 of life insurance protection.  In the event of disability, Mr. Beckstead's salary would be continued for up to five years at 50% of its current level.

In the event of a sale or merger of the Company, and Mr. Beckstead was not retained in his current position, the Company would be obligated to continue paying Mr. Beckstead's current compensation and benefits for five years following the merger or sale. The agreement further provides that Mr. Beckstead is entitled to receive annual retirement benefits beginning (i) one month from the date of his retirement (to commence no sooner than age 62½) (ii) five years following complete disability, or (iii) upon termination of his employment without cause.  These retirement benefits are to be paid for a period of ten years in annual installments in the amount equal to one-half of his then current annual salary.  However, in the event that Mr. Beckstead dies prior to receiving all retirement benefits thereunder, the remaining benefits are to be paid to his heirs.  The Company accrued $46,400 and $43,900 in 2008 and 2007, respectively, to cover the present value of the retirement benefits of the employment agreement, which was $363,300 as of December 31, 2008.

Director Compensation

Directors of the Company (but not including directors who are employees) are currently paid a director's fee of $16,800 per year by the Company for their services and are reimbursed for their expenses in attending board and committee meetings. An additional fee of $750 is paid to each audit committee member for each audit committee meeting attended. Each director is provided with an annual grant of stock options to purchase 1,000 shares of Class A common stock, which occurred under the 2000 Director Stock Option Plan for years 2000 to 2005 and under the 2006 Director Stock Option Plan for years 2006 to 2008.  During 2008, each director was granted options to purchase an additional 7,500 shares of Class A common stock.

DIRECTOR COMPENSATION FOR FISCAL 2008

The following table sets forth the compensation of the Company's non-employee directors for fiscal 2008.

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Charles L. Crittenden Robert G. Hunter H. Craig Moody Norman G. Wilbur	$18,150 18,150 18,150 13,150	-- -- -- --	$6,366 6,366 6,366 6,366	-- -- -- --	-- -- -- --	-- -- -- --	$24,516 24,516 24,516 24,516

Employee 401(k) Retirement Savings Plan

In 1995, the Company's Board of Directors adopted a 401(k) Retirement Savings Plan.  Under the terms of the 401(k) plan, effective as of January 1, 1995, the Company may make discretionary employer matching contributions to its employees who choose to participate in the plan.  The plan allows the board to determine the amount of the contribution at the end of each year.  During the period from January 1, 1995 to December 31, 2007, the board had adopted a contribution formula specifying that such discretionary employer matching contributions would equal 50% of the participating employee's contribution to the plan to purchase the Company's stock up to a maximum discretionary employee contribution of ½ of 1% of a participating employee's compensation, as defined by the plan.

All persons who have completed at least one year's service with the Company and satisfy other plan requirements are eligible to participate in the 401(k) plan.  All Company matching contributions are invested in the Company's Class A common stock.  The Company's matching contributions for 2007 and 2006 were $10,001 and $8,656, respectively.  Also, the Company may contribute at the discretion of the Company's Board of Directors an Employer Profit Sharing Contribution to the 401(k) plan.  The Employer Profit Sharing Contribution is to be divided among three different classes of participants in the plan based upon the participant's title in the Company.  All amounts contributed to the plan are deposited into a trust fund administered by an independent trustee.  The Company's contributions to the plan for 2008 and 2007 were $198,022 and $162,584, respectively.

Beginning January 1, 2008, the Company elected to be a "Safe Harbor" Plan for its matching 401(k) contributions.  The Company will match 100% of up to 3% of an employee's total annual compensation and 50% of 4% to 5% of an employee's annual compensation.  The match is in shares of the Company's Class A Common Stock.  The Company's contribution for 2008 was $365,925 under the "Safe Harbor" Plan.

Employee Stock Ownership Plan

Effective January 1, 1980, the Company adopted an employee stock ownership plan (the "Ownership Plan") for the benefit of career employees of the Company and its subsidiaries. The following is a description of the Ownership Plan, and is qualified in its entirety by the Ownership Plan, a copy of which is available for inspection at the Company's offices.

Under the Ownership Plan, the Company has discretionary power to make contributions on behalf of all eligible employees into a trust created under the Ownership Plan.  Employees become eligible to participate in the Ownership Plan when they have attained the age of 19 and have completed one year of service (a twelve-month period in which the Employee completes at least 1,040 hours of service).  The Company's contributions under the Ownership Plan are allocated to eligible employees on the same ratio that each eligible employee's compensation  bears to total compensation for all eligible employees during each year.  To date, the Ownership Plan has approximately 372 participants and had $-0- contributions payable to the Plan in 2008.  Benefits under the Ownership Plan vest as follows: 20% after the third year of eligible service by an employee, and an additional 20% in the fourth, fifth, sixth and seventh years of eligible service by an employee.

Benefits under the Ownership Plan will be paid out in one lump sum or in installments in the event the employee becomes disabled, reaches the age of 65, or is terminated by the Company and demonstrates financial hardship.  The Ownership Plan Committee, however, retains discretion to determine the final method of payment.  Finally, the Company reserves the right to amend or terminate the Ownership Plan at any time.  The trustees of the trust fund under the Ownership Plan are George R. Quist, Scott M. Quist and Robert G. Hunter, who each serve as a director of the Company.

Deferred Compensation Plan

In 2001, the Company's Board of Directors adopted a Deferred Compensation Plan.  Under the terms of the Deferred Compensation Plan, the Company will provide deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.  The board has appointed a committee of the Company to be the plan administrator and to determine the employees who are eligible to participate in the plan.  The employees who participate may elect to defer a portion of their compensation into the plan.  The Company may contribute into the plan at the discretion of the Company's Board of Directors.  The Company's contributions for 2008, 2007 and 2006 were $-0-, $133,037 and $125,558, respectively.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2008

The following table sets forth contributions to the deferred compensation account of the Named Executive Officers in fiscal 2008 and the aggregate balance of deferred compensation of the Named  Executive Officers at December 31, 2008.

Name	Executive Contributions In Last Fiscal Year ($)	Registrant Contributions In Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
George R. Quist Scott M. Quist Stephen M. Sill J. Lynn Beckstead, Jr. G. Robert Quist Christie Q. Overbaugh	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --	$89,004 98,496 31,144 49,848 44,387 36,578

2003 Stock Option Plan

On July 11, 2003, the Company adopted the Security National Financial Corporation 2003 Stock Incentive Plan (the "2003 Plan"), which reserved 500,000 shares of Class A common stock and 1,000,000 shares of Class C common stock for issuance thereunder.  The 2003 Plan was approved by the Board of Directors on May 9, 2003, and by the stockholders at the annual meeting of the stockholders held on July 11, 2003.  The 2003 Plan allows the Company to grant options and issue shares as a means of providing equity incentives to key personnel, giving them a proprietary interest in the Company and its success and progress.  On June 8, 2007, the stockholders approved an amendment to the 2003 Plan to increase the number of shares of Class A and Class C common stock reserved for issuance thereunder to 978,528 shares of Class A common stock and 2,110,775 shares of Class C common stock.

The 2003 Plan provides for the grant of options and the award or sale of stock to officers, directors, and employees of the Company.  Both "incentive stock options", as defined under Section 422A of the Internal Revenue  Code of 1986 and "non-qualified options" may be granted under the 2003 Plan.  The exercise prices for the options granted are equal to or greater than the fair market value of the stock subject to such options as of the date of grant, as determined by the Company's Board of Directors. The options granted under the 2003 Plan are to reward certain officers and key employees who have been employed by the Company for a number of years and to help the Company retain these officers by providing them with an additional incentive to contribute to the success of the Company.

The 2003 Plan is to be administered by the Board of Directors or by a committee designated by the board.  The terms of options granted or stock awards or sales affected under the 2003 Plan are to be determined by the Board of Directors or its committee.  The plan provides that if the shares of common stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of common stock as a stock dividend on its outstanding common stock, the number of shares of common stock deliverable upon the exercise of options shall be increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price to reflect such subdivision, combination or stock dividend.  In addition, the number of shares of common stock reserved for purposes of the plan shall be adjusted by the same proportion.  No options may be exercised for a term of more than ten years from the date of grant.

Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the code, including a requirement that the option exercise price be no less than then fair market value of the option shares on the date of grant.  The 2003 Plan provides that the exercise price for non-qualified options will not be less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the Company's Board of Directors.

The 2003 Plan has a term of ten years.  The Board of Directors may amend or terminate the 2003 Plan at any time, subject to approval of certain modifications to the 2003 Plan by the stockholders of the Company as may be required by law or the 2003 Plan.

2006 Director Stock Option Plan

On December 7, 2006, the Company adopted the 2006 Director Stock Option Plan (the "Director Plan") effective December 7, 2006. The Director Plan provides for the grant by the Company of options to purchase up to an aggregate of 100,000 shares of Class A Common Stock for issuance thereunder. The Director Plan provides that each member of the Company's Board of Directors who is not an employee or paid consultant of the Company is automatically eligible to receive options to purchase the Company's Class A Common Stock under the Director Plan.

Effective as of December 7, 2006, and on each anniversary date thereof during the term of the Director Plan, each outside director shall automatically receive an option to purchase 1,000 shares of Class A Common Stock. In addition, each new outside director who shall first join the Board after the effective date shall be granted an option to purchase 1,000 shares upon the date which such person first becomes an outside director and an annual grant of an option to purchase 1,000 shares on each anniversary date thereof during the term of the Director Plan. The options granted to outside directors shall vest in their entirety on the first anniversary date of the grant. The primary purposes of the Director Plan are to enhance the Company's ability to attract and retain well-qualified persons for service as directors and to provide incentives to such directors to continue their association with the Company.

In the event of a merger of the Company with or into another company, or a consolidation, acquisition of stock or assets or other change in control transaction involving the Company, each option becomes exercisable in full, unless such option is assumed by the successor corporation. In the event the transaction is not approved by a majority of the "Continuing Directors" (as defined in the Director Plan), each option becomes fully vested and exercisable in full immediately prior to the consummation of such transaction, whether or not assumed by the successor corporation.

Certain Relationships and Related Transactions

On November 19, 2007, Security National Life and Scott M. Quist entered into a Use and Buy Sale Agreement to jointly purchase a condominium located in St. George, Utah.  Mr. Quist is the Company's President and Chief Operating Officer.  The condominium is to be used for the entertainment of Security National Life's executive officers, employees, outside vendors and prospective customers.  The purchase price of the condominium, including improvements and furnishings, was $538,962.  Mr. Quist paid $286,207 of that amount and Security National Life paid $252,755.

Under the terms of the agreement, Security National Life and Mr. Quist have the right to use the condominium in proportion to their respective contributions towards the purchase price, including furnishings and fixtures.  Mr. Quist is responsible for the care and maintenance of the condominium.  The payment of taxes, insurance, utilities and homeowners' fees is to be divided between Security National Life and Mr. Quist according to their respective ownership percentages.

Upon the death, disability or retirement of Mr. Quist or his separation from employment with the Company, Mr. Quist or his estate, as the case may be, shall have the right to purchase Security National Life's interest in the condominium at the original purchase price or fair market value, whichever is less.  Security National Life's contribution to the purchase price of the condominium was equal to an amount of accrued but unpaid bonuses owed to Mr. Quist, which he agreed to continue to defer for the option that would allow him or his estate to purchase Security National Life's interest in the condominium upon his death, disability or retirement at the lesser of the original purchase price or fair market value.

The Company's Board of Directors has a written procedure, which requires disclosure to the Board of any material interest or any affiliation on the part of any of its officers, directors or employees that is in conflict or may be in conflict with the interests of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company=s equity securities to file reports of ownership and periodic changes in ownership of the Company=s common stock with the Securities and Exchange Commission.  Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

 Based solely on its review of the copies of stock reports received by it with respect to fiscal 2008, or written representations from certain reporting persons, the Company believes that its directors, officers and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them, except George R. Quist, Chairman and Chief Executive Officer through an oversight, filed two late Form 4 reports reporting ten transactions involving the purchase of shares of Class A common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth security ownership information of the Company's Class A and Class C common stock as of March 31, 2009, (i) for persons who own beneficially more than 5% of the Company's outstanding Class A or Class C common stock, (ii) each director of the Company, and (iii) for all executive officers and directors of the Company as a group.

					Class A and
	Class A		Class C		Class C
	Common Stock		Common Stock		Common Stock

	Amount		Amount		Amount
	Beneficially	Percent	Beneficially	Percent	Beneficially	Percent
Name and Address (1)	Owned	of Class	Owned	of Class	Owned	of Class
George R. and Shirley C. Quist
Family Partnership, Ltd. (2)	585,291	7.4%	4,082,507	43.0%	4,667,798	26.8%
Scott M. Quist (3)(6)(7)	495,421	6.3%	2,292,152	24.2%	2,787,573	16.0%
Employee Stock
Ownership Plan (4)	608,038	7.7%	1,887,731	19.9%	2,495,769	14.4%
George R. Quist (3)(5)(6)(8)	709,064	9.0%	570,315	6.0%	1,249,409	7.4%
Associated Investors (9)	86,059	1.1%	796,901	8.4%	882,960	5.1%
G. Robert Quist (11)	182,635	2.3%	284,697	3.0%	467,331	2.7%
Christie Q. Overbaugh (12)	124,999	1.6%	128,237	1.4%	253,236	1.5%
J. Lynn Beckstead, Jr. (10)(13)	222,942	2.8%	--	--	222,942	1.3%
Stephen M. Sill (10)(14)	85,450	1.1%	--	--	85,450	*
Robert G. Hunter, M.D. (3)(15)	15,038	*	--	--	15,038	*
Charles L. Crittenden (16)	12,629	*	--	--	12,629	*
Norman G. Wilbur (17)	14,810	*	--	--	14,810	*
H. Craig Moody (18)	12,295	*	--	--	12,295	*
All directors and executive officers
(10 persons) (3)(5)(6)(10)	2,460,603	31.2%	7,357,908	77.5%	9,818,511	56.5%

*   Less than 1%

(1)	Unless otherwise indicated, the address of each listed stockholder is c/o Security National Financial Corporation, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123.
(2)	This stock is owned by the George R. and Shirley C. Quist Family Partnership, Ltd., of which Scott M. Quist is the general partner.
(3)
Does not include 608,038 shares of Class A common stock and 1,887,731 shares of Class C common stock owned by the Company's Employee Stock Ownership Plan (ESOP), of which George R Quist, Scott M. Quist and Robert G. Hunter are the trustees and, accordingly, exercise shared voting and investment powers with respect to such shares.

(4)	The trustees of the Employee Stock Ownership Plan (ESOP) are George R. Quist, Scott M. Quist, and Robert G. Hunter who exercise shared voting and investment powers.
(5)
Does not include 86,059 shares of Class A common stock and 796,901 shares of Class C common stock owned by Associated Investors, a Utah general partnership, of which George R. Quist is the managing partner and, accordingly, exercises sole voting and investment powers with respect to such shares.

(6)
Does not include 339,426 shares of Class A common stock owned by the Company's Deferred Compensation Plan, of which George R. Quist and Scott M. Quist are members of the investment committee and, accordingly, exercise shared voting and investment powers with respect to such shares.

(7)
Includes options to purchase 189,109 shares of Class A common stock and 685,327 shares of Class C common stock granted to Scott M. Quist that are currently exercisable or will become exercisable within 60 days of March 31, 2009.

(8)	Includes options to purchase 291,463 shares of Class A common stock granted to George R. Quist that are currently exercisable or will become exercisable within 60 days of March 31, 2009.
(9)	The managing partner of Associated Investors is George R. Quist, who exercises sole voting and investment powers.

(10)
Does not include 511,858 shares of Class A common stock owned by the Company's 401(k) Retirement Savings Plan, of which J. Lynn Beckstead, Jr. and Stephen M. Sill are members of the investment committee and, accordingly, exercise shared voting and investment powers with respect to such shares.

(11)	Includes options to purchase 67,903 shares of Class A common stock granted to G. Robert Quist that are currently exercisable or will become exercisable within 60 days of March 31, 2009.
(12)	Includes options to purchase 47,007 shares of Class A common stock granted to Ms. Overbaugh that are currently exercisable or will become exercisable within 60 days of March 31, 2009.
(13)	Includes options to purchase 82,675 shares of Class A common stock granted to Mr. Beckstead that are currently exercisable or will become exercisable within 60 days of March 31, 2009.
(14)	Includes options to purchase 9,844 shares of Class A common stock granted to Mr. Sill that are currently exercisable or will become exercisable within 60 days of March 31, 2009.
(15)	Includes options to purchase 8,953 shares of Class A common stock granted to Dr. Hunter that are currently exercisable or will become exercisable within 60 days of March 31, 2009.
(16)	Includes options to purchase 8,953 shares of Class A common stock granted to Mr. Crittenden that are currently exercisable or will become exercisable within 60 days of March 31, 2009.
(17)	Includes options to purchase 8,953 shares of Class A common stock granted to Mr. Wilbur that are currently exercisable or will become exercisable within 60 days of March 31, 2009.
(18)	Includes options to purchase 8,953 shares of Class A common stock granted to Mr. Moody that are currently exercisable or will become exercisable within 60 days of March 31, 2009.

The Company=s officers and directors, as a group, own beneficially approximately 56.5% of the outstanding shares of the Company=s Class A and Class C common stock.

REPORT OF THE COMPENSATION COMMITTEE

Under rules established by the Securities and Exchange Commission (the "Commission"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers.  In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

Executive Compensation Philosophy.  The Compensation Committee of the Board of Directors is composed of four directors, all of whom are independent, outside directors.  The Compensation Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company.  The Company's executive compensation policy is based on principles designed to ensure that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining executive officers.

Executive Compensation Components.  The key components of the Company's compensation program are base salary, an annual incentive award, and equity participation.  These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of stockholders.  The Compensation Committee reviews each component of executive compensation on an annual basis.

  Base Salary.  Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers.  Base pay increases are provided to executive officers based on an evaluation of each executive's performance, as well as the performance of the Company as a whole.  In establishing base salaries, the Compensation Committee not only considers the financial performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership.  The Compensation Committee believes that executive officer base salaries for 2008 were reasonable as compared to amounts paid by companies of similar size.

  Annual Incentive.  The Compensation Committee believes that a significant proportion of total cash compensation for executive officers should be subject to attainment of specific Company financial performance.  This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officer=s compensation at risk.  Consequently, each year the Compensation Committee establishes potential bonuses for executive officers based on the Company's achievement of certain financial performance.  The Compensation Committee believes that executive officer annual bonuses for 2008 were reasonable as compared to amounts paid by companies of similar size.

  Stock Options. The Compensation Committee believes that equity participation is a key component of its executive compensation program.  Stock options are granted to executive officers primarily based on the officer=s actual and potential contribution to the Company's growth and profitability and competitive marketplace practices.  Option grants are designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders.  Stock options also provide an effective incentive for management to create stockholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company=s Class A common stock occurs over a number of years.

Compensation of Chief Executive Officer.  Consistent with the executive compensation policy and components described above, the Compensation Committee determined the salary, bonus and stock options received by George R. Quist, the Chairman of the Board and Chief Executive Officer of the Company, for services rendered in 2008.  Mr. Quist received a base salary of $236,013 for 2008.  Under the Compensation Committee's rules, the Chief Executive Officer may not be present during voting or deliberations related to his compensation.

COMPENSATION COMMITTEE

Charles L. Crittenden, Chairman
Robert G. Hunter, M.D.
H. Craig Moody
Norman G. Wilbur

REPORT OF THE AUDIT COMMITTEE

The Company has an Audit Committee consisting of three non-management directors, Charles L. Crittenden, H. Craig Moody, and Norman G. Wilbur.  Each member of the Audit Committee is considered independent and qualified in accordance with applicable independent director and audit committee listing standards.  The Company's Board of Directors has adopted a written charter for the Audit Committee.

During the year 2008, the Audit Committee met three times.  The Audit Committee has met with management and discussed the Company's internal controls, the quality of the Company's financial reporting, the results of internal and external audit examinations, and the audited financial statements.  In addition, the Audit Committee met with the Company's independent registered public accountants, Hansen, Barnett & Maxwell, P.C. and discussed all matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees).  The Audit Committee reviewed and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and Public Company Accounting Oversight Board Rule No. 3526 (Communication with Audit Committees Concerning Independence), and considered with the auditors whether the non-audit services provided by them to the Company during 2008 was compatible with the auditors' independence.

In performing these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for the integrity of the Company's internal controls and its financial statements and reports, and the Company's independent auditors, who are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on these financial statements.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Norman G. Wilbur, Chairman
Charles L. Crittenden
H. Craig Moody

APPROVAL OF AMENDMENT TO THE 2003 STOCK OPTION PLAN

PROPOSAL 2

The Board of Directors adopted on April 29, 2009, subject to the approval by the shareholders, an amendment to the Company's 2003 Stock Option Plan.  The amendment increases from 978,528 to 1,478,528 the number of shares of the Company's Class A common stock available for issuance under the 2003 Stock Option Plan, and from 2,110,775 to 3,110,775 the number of shares of the Company's Class C common stock available for issuance thereunder.  The Company has in the past used, and intends in the future to use, stock options as incentive devices to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhances the Company's ability in attracting and retaining the best possible persons for positions of significant responsibility by providing its officers and other key employees with additional incentives to contribute to the Company's success.

Management further believes that the availability of such equity incentives has served, and will continue to serve, an important part in the implementation of the Company's growth strategy.  As of March 31, 2009, options to purchase 892,423 shares of Class A common stock and 2,110,770 shares of Class C common stock have been granted under the 2003 plan; as of such date and after the adjustments to reflect the annual 5% stock dividends, options to purchase 840,136 shares of Class A common stock and 1,575,000 shares of Class C common stock were outstanding under the 2003 Stock Option Plan.  Accordingly, options to purchase only 119,020 shares of Class A common stock and five shares of Class C common stock remain available for future grants under the 2003 Stock Option Plan as of such date.

The Board of Directors recommends that the shareholders vote "FOR" approval of the amendment to the 2003 Stock Option Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PROPOSAL 3

The independent public accounting firm of Hansen, Barnett & Maxwell, P.C. has been the Company's independent registered public accountants since May 20, 2005.  The Audit Committee has recommended and the Board of Directors has appointed Hansen, Barnett & Maxwell, P.C. for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2009.  It is anticipated that representatives of Hansen, Barnett & Maxwell, P.C. will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for fiscal year ending December 31, 2009.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN
AND IMPLEMENTATION FEES AND ALL OTHER FEES

Fees for the year 2008 for the annual audit of the financial statements and employee benefit plans and related quarterly reviews by the Company's independent registered public accountants were $383,800.  There were $120,800 in other fees during 2008.

OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Stockholders are referred to the Company's annual report, including financial statements, for the fiscal year ended December 31, 2008  The annual report is incorporated in this Proxy Statement and is not to be considered part of the soliciting material.  The Company will provide, without charge to each stockholder upon written request, a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2008  Such requests should be directed to Jeffrey R. Stephens, General Counsel and Secretary, P.O. Box 57250, Salt Lake City, Utah 84157-0250.

DEADLINE FOR RECEIPT OF STOCKHOLDER'S PROPOSALS
FOR ANNUAL MEETING TO BE HELD IN JULY 2010

Any proposal by a stockholder to be presented at the Company's next Annual Meeting of Stockholders expected to be held in July 2010 must be received at the offices of the Company, P.O. Box 57250, Salt Lake City, Utah 84157-0250, no later than March 31, 2010.

By order of the Board of Directors,

/s/ Jeffrey R. Stephens

Jeffrey R. Stephens
General Counsel and Secretary
June 5, 2009
Salt Lake City, Utah

PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
CLASS C COMMON STOCK

The undersigned Class C common stockholder of Security National Financial Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on Friday, July 10, 2009, at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah, at 10:00 a.m., Mountain Daylight Time, and hereby appoints Messrs. George R. Quist, Scott M. Quist, and Jeffrey R. Stephens, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1.	To elect five of the seven directors to be voted upon by Class A and Class C common stockholders together

[  ]  FOR all nominees listed below (except as marked to the contrary below)
[  ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

Charles L. Crittenden, Robert G. Hunter, M.D., Scott M. Quist
George R. Quist and Norman G. Wilbur

2.
To amend the Company's Stock Option Plan to authorize an additional 500,000 shares of Class A common stock and an additional 1,000,000 shares of Class C common stock to be made available for issuance thereunder

[ ] FOR	[ ] AGAINST

3.	To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2009

[ ] FOR	[ ] AGAINST

4.	To transact such other business as may properly come before the meeting or any adjournment thereof

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND FOR PROPOSALS 2, 3 and 4.

Dated                                                                                    , 2009

_________________________________________
Signature of Stockholder

_________________________________________
Signature of Stockholder

Please sign your name exactly as it appears on your share certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.  Please sign, date, and return this Proxy Card immediately.

NOTE:  Securities dealers or other representatives please state the number of shares voted by this Proxy.

PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
CLASS A COMMON STOCK

The undersigned Class A common stockholder of Security National Financial Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on Friday, July 10, 2009, at Valley Center Towers, 5373 South Green Street, Conference Room 105, Salt Lake City, Utah, at 10:00 a.m., Mountain Daylight Time, and hereby appoints Messrs. George R. Quist, Scott M. Quist, and Jeffrey R. Stephens, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1.	To elect two directors to be voted upon by Class A common stockholders voting separately as a class

[  ]  FOR all nominees listed below (except as marked to the contrary below)
[  ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

J. Lynn Beckstead, Jr. and H. Craig Moody

2.           To elect the remaining five directors to be voted upon by Class A and Class C common stockholders together

[  ]  FOR all nominees listed below (except as marked to the contrary below)
[  ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION:  to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

Charles L. Crittenden, Robert G. Hunter, M.D., George R. Quist
Scott M. Quist, and Norman G. Wilbur

3.
To amend the Company's Stock Option Plan to authorize an additional 500,000 shares of Class A common stock and an additional 1,000,000 shares of Class C common stock to be made available for issuance thereunder

[ ] FOR	[ ] AGAINST

4.	To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2009

[ ] FOR	[ ] AGAINST

5.	To transact such other business as may properly come before the meeting or any adjournment thereof

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSALS 1 AND 2 ABOVE AND FOR PROPOSALS 3, 4 and 5.

Dated                                                                                    , 2009

_________________________________________
Signature of Stockholder

_________________________________________
Signature of Stockholder

Please sign your name exactly as it appears on your share certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.  Please sign, date, and return this Proxy Card immediately.

NOTE:  Securities dealers or other representatives please state the number of shares voted by this Proxy.